Share Premium	6 Months Ended
Dec. 31, 2025
Share Premium [Abstract]
Share premium
11.	Share premium

Share premium includes any premiums received on the issue of share capital. Any transaction costs associated with the issuing of shares are deducted from share premium, net of any related income tax benefits.